SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT UNDER SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 13, 2003

NOVAVAX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

8320 Guilford Road, Columbia, MD	21046
(Address of principal executive offices)	(Zip code)

(301) 854-3900
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

NOVAVAX, INC.
ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 7. EXHIBITS.

     99.1 Press Release dated May 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE.  (The following disclosure is also furnished under “Item 12. Results of Operations and Financial Condition”.)

     In accordance with SEC Release No. 33-8216, the following information is furnished under “Item 12. Results of Operations and Financial Condition”, and is furnished under “Item 9. Regulation FD Disclosure”.

On May 13, 2003, Novavax, Inc. (“Novavax” or the “Company”) reported its first quarter earnings for 2003.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: May 13, 2003	By:	/s/ Dennis W. Genge

Dennis W. Genge, Vice President and Chief
Financial Officer/Treasurer